Financial instruments and related disclosures	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Financial instruments and related disclosures
43. Financial instruments and related disclosures

The objective of GSK’s Treasury activity is to minimise the
post-tax
net cost of financial operations and reduce its volatility to benefit earnings and cash flows. GSK uses a variety of financial instruments to finance its operations and derivative financial instruments to manage market risks from these operations. Derivatives principally comprise of foreign exchange forward contracts and swaps which are used to swap borrowings and liquid assets into currencies required for Group purposes as well as interest rate swaps which are used to manage exposure to financial risks from changes in interest rates. These financial instruments reduce the uncertainty of foreign currency transactions and interest payments.
Derivatives are used exclusively for hedging purposes in relation to underlying business activities and not as trading or speculative instruments.
Capital management
GSK’s financial strategy supports the Group’s strategic priorities and is regularly reviewed by the Board. GSK manages the capital structure of the Group through an appropriate mix of debt and equity.
The capital structure of the Group consists of net debt of £25.2 billion (see Note 29, ‘Net debt’) and total equity, including items related to non-controlling
interests, of £18.4 billion (see ‘Consolidated statement of changes in equity’ on page 168). Total capital, including that provided by non-controlling
interests, is £43.6 billion.
The Group continues to manage its financial policies to a credit profile that particularly targets short-term credit ratings of
A-1
and
P-1
while maintaining single A long-term ratings consistent with those targets. The Group’s long-term credit rating with Standard and Poor’s is A+ (negative outlook) and with Moody’s Investor Services (‘Moody’s’) it is A2 (negative outlook). The Group’s short-term credit ratings are
A-1
and
P-1
with Standard and Poor’s and Moody’s respectively.
Liquidity risk management
GSK’s policy is to borrow centrally in order to meet anticipated funding requirements. The strategy is to diversify liquidity sources using a range of facilities and to maintain broad access to financial markets.
At 31 December 2019, GSK had £6.9 billion of borrowings repayable within one year and held £5.3 billion of cash and cash equivalents and liquid investments of which £3.6 billion was held centrally. GSK has access to short-term finance under a $10 billion (£7.6 billion) US commercial paper programme; $4.8 billion (£3.6 billion) was in issue at 31 December 2019 (2018 – $0.8 billion (£0.6 billion)). GSK has a £1.9 billion three-year committed facility and a $2.5 billion (£1.9 billion)
364-day
committed facility. Both the three-year committed facility and the
364-day
committed facility were agreed in September 2019. These facilities were undrawn at 31 December 2019. GSK considers this level of committed facilities to be adequate, given current liquidity requirements.

Additional bank facilities were agreed in 2018 to support transactions and one remains active at 31 December 2019. In June 2018, £3.5 billion was drawn to support the acquisition from Novartis of the remaining stake in the Consumer Healthcare Joint Venture. £2.5 billion was repaid in November 2019 leaving £1.0 billion outstanding at 31 December 2019. In December 2019, this facility was extended to June 2020.
GSK has a £20.0 billion European Medium Term Note programme and at 31 December 2019, £11.8 billion of notes were in issue under this programme. The Group also had $16.4 billion (£12.4 billion) of notes in issue at 31 December 2019 under a US shelf registration. GSK’s borrowings mature at dates between 2020 and 2045.
The put option owned by Pfizer in ViiV Healthcare is exercisable. In reviewing liquidity requirements GSK considers that sufficient financing options are available should the put option be exercised.
Market risk
Interest rate risk management
The objective of GSK’s Treasury activity is to minimise the effective net interest cost and to balance the mix of debt at fixed and floating rates over time.
The Group’s main interest rate risk arises from borrowings and investments with floating rates and refinancing of maturing fixed rate debt where any changes in interest rates will affect future cash flows or the fair values of financial instruments. The policy on interest rate risk management limits the net amount of floating rate debt to a specific cap, reviewed and agreed no less than annually by the Board.
The majority of debt is issued at fixed interest rates and changes in the floating rates of interest do not significantly affect the Group’s net interest charge. This includes some borrowings for which interest rate swaps are in place which removes the impact of the associated periodic repricing. Short-term borrowings including bank facilities are exposed to the risk of future changes in market interest rate as are the majority of cash and liquid investments.
Interest rate benchmark reform
‘Interest rate benchmark reform – Amendments to IFRS 9, IAS 39 and IFRS 7’ was issued by the IASB in September 2019. These amendments modify specific hedge accounting requirements to allow hedge accounting to continue for affected hedges during the period of uncertainty before the hedged items or hedging instruments affected by the current interest rate benchmarks are amended as a result of the ongoing interest rate benchmark reforms.
At 31 December 2019, the Group was not directly exposed to interest rate benchmark reform as it held no interest rate derivatives that referenced LIBOR and matured after the end of 2021 and all floating rate bonds were due to mature before the end of 2021.

The Group has closely monitored the market and the output from the various industry working groups managing the transition to new benchmark interest rates. This includes announcements made by LIBOR regulators, including the Financial Conduct Authority (FCA) and the US Commodity Futures Trading Commission, regarding the transition away from LIBOR (including GBP LIBOR, USD LIBOR and EURIBOR) to the Sterling Overnight Index Average Rate (SONIA), the Secured Overnight Financing Rate (SOFR), and the Euro Short-Term Rate (€STR) respectively. The FCA has made it clear that, at the end of 2021, it will no longer seek to persuade, or compel, banks to submit to LIBOR.
The Group is undertaking an interest rate benchmark transition programme to identify potential exposures within the business and deliver a smooth transition to appropriate alternative benchmark rates.
Foreign exchange risk management
The Group’s objective is to minimise the exposure of overseas operating subsidiaries to transaction risk by matching local currency income with local currency costs where possible. Foreign currency transaction exposures arising on external and internal trade flows are selectively hedged. GSK’s internal trading transactions are matched centrally and inter-company payment terms are managed to reduce foreign currency risk. Where possible, GSK manages the cash surpluses or borrowing requirements of subsidiary companies centrally using forward contracts to hedge future repayments back into the originating currency.
In order to reduce foreign currency translation exposure, the Group seeks to denominate borrowings in the currencies of our principal assets and cash flows. These are primarily denominated in US Dollars, Euros and Sterling. Borrowings can be swapped into other currencies as required.
Borrowings denominated in, or swapped into, foreign currencies that match investments in overseas Group assets may be treated as a hedge against the relevant assets. Forward contracts in major currencies are also used to reduce exposure to the Group’s investment in overseas assets (see ‘Net investment hedges’ section of this note for further details).
Credit risk
Credit risk is the risk that a counterparty will default on its contractual obligations resulting in financial loss to the Group and arises on cash and cash equivalents and favourable derivative financial instruments held with banks and financial institutions as well as credit exposures to wholesale and retail customers, including outstanding receivables.

The Group considers its maximum credit risk at 31 December 2019 to be £12,944 million (31 December 2018 – £11,080 million) which is the total of the Group’s financial assets with the exception of ’Other investments’ (comprising equity investments) which bear equity risk rather than credit risk. See page 231 for details on the Group’s total financial assets. At 31 December 2019, GSK’s greatest concentration of credit risk was £0.9 billion with Legal and General Investment Management Class 4 GBP liquidity fund (AAA/Aaa) (2018 – £0.7 billion with Citibank (A/A1)).
There has been no change in the estimation techniques or significant assumptions made during the current reporting period in assessing the loss allowance for financial assets at amortised cost since the adoption of IFRS 9 at the start of the 2018 reporting period.
Treasury-related credit risk
GSK sets global counterparty limits for each of GSK’s banking and investment counterparties based on long-term credit ratings from Moody’s and Standard and Poor’s. Usage of these limits is monitored daily.
GSK actively manages its exposure to credit risk, reducing surplus cash balances wherever possible. This is part of GSK’s strategy to regionalise cash management and to concentrate cash centrally as much as possible. The table below sets out the credit exposure to counterparties by rating for liquid investments, cash and cash equivalents and derivatives.
The gross asset position on each derivative contract is considered for the purpose of this table, although, under ISDA agreements, the amount at risk is the net position with each counterparty. Table (e) on page 239 sets out the Group’s financial assets and liabilities on an offset basis.
At 31 December 2019, £23 million of cash is categorised as held with unrated or sub-investment
grade rated counterparties (lower than
BBB-/Baa3)
of which £2 million is cash in transit. The remaining exposure is concentrated in overseas banks used for local cash management or investment purposes, including: £8 million in Nigeria held with United Bank for Africa, Zenith Bank and Stanbic IBTC Bank; £3 million with BTV in Austria; £1 million with Bradesco in Brazil; £1 million with Banco de la Nacion in Panama; and £1 million with Halk Bank in the UK. Of the £605 million of bank balances and deposits held with BBB/Baa rated counterparties, £46 million was held with
BBB-/Baa3
rated counterparties, including balances or deposits of £25 million with HDFC Bank in India and £20 million with State Bank of India. These banks are used for local investment purposes.
GSK measures expected credit losses over cash and cash equivalents as a function of individual counterparty credit ratings and associated 12 month default rates. Expected credit losses over cash and cash equivalents and third-party financial derivatives are deemed to be immaterial and no such loss has been experienced during 2019.

Credit ratings are assigned by Standard and Poor’s and Moody’s respectively. Where the opinions of the two rating agencies differ, GSK assigns the lower rating of the two to the counterparty. Where local rating agency or Fitch data is the only source available, the ratings are converted to global ratings equivalent to those of Standard and Poor’s or Moody’s using published conversion tables. These credit ratings form the basis of the assessment of the expected credit loss on Treasury related balances held at amortised cost being bank balances and deposits and Government securities.

2019	AAA/Aaa £m	AA/Aa £m	A/A £m	BBB/Baa £m	BB+/Ba1 and below /unrated £m	Total £m
Bank balances and deposits	—	538	1,906	605	23	3,072
US Treasury and Treasury repo only money market funds	102	—	—	—	—	102
Liquidity funds	2,040	—	—	—	—	2,040
Government securities	—	78	—	1	—	79
3rd party financial derivatives	—	35	225	10	—	270

Total	2,142	651	2,131	616	23	5,563

2018	AAA/ Aaa £m	AA/ Aa £m	A/A £m	BBB/Baa £m	BB+/Ba1 and below /unrated £m	Total £m
Bank balances and deposits	—	662	1,275	381	20	2,338
US Treasury and Treasury repo only money market funds	449	—	—	—	—	449
Liquidity funds	1,572	—	—	—	—	1,572
Government securities	—	83	—	1	—	84
3rd party financial derivatives	—	19	127	4	—	150

Total	2,021	764	1,402	386	20	4,593

GSK’s centrally managed cash reserves amounted to £3.6 billion at 31 December 2019, all available within three months. This includes £1.3 billion of cash managed by the Group for ViiV Healthcare, a 78.3% owned subsidiary and £1.0 billion of cash managed by the Group for GSK Consumer Healthcare, a 68% owned subsidiary. The Group has invested centrally managed liquid assets in bank deposits, Aaa/AAA rated US Treasury and Treasury repo only money market funds and Aaa/AAA rated liquidity funds.
Wholesale and retail credit risk
Outside the US, no customer accounts for more than 5% of the Group’s trade receivables balance.
In the US, in line with other pharmaceutical companies, the Group sells its products through a small number of wholesalers in addition to hospitals, pharmacies, physicians and other groups. Sales to the three largest wholesalers amounted to approximately 78% of the sales of the US Pharmaceuticals and Vaccines businesses in 2019. At 31 December 2019, the Group had trade receivables due from these three wholesalers totalling £2,079 million (2018 – £2,134 million). The Group is exposed to a concentration of credit risk in respect of these wholesalers such that, if one or more of them encounters financial difficulty, it could materially and adversely affect the Group’s financial results.
The Group’s credit risk monitoring activities relating to these wholesalers include a review of their quarterly financial information and Standard & Poor’s credit ratings, development of GSK internal risk ratings, and establishment and periodic review of credit limits.

All new customers are subject to a credit vetting process and existing customers will be subject to a review at least annually. The vetting process and subsequent reviews involve obtaining information including the customer’s status as a government or private sector entity, audited financial statements, credit bureau reports, debt rating agency (e.g. Moody’s, Standard & Poor’s) reports, payment performance history (from trade references, industry credit groups) and bank references.
Trade receivables consist of amounts due from a large number of customers, spread across diverse industries and geographical areas. Ongoing credit evaluation is performed on the financial condition of accounts receivable and, where appropriate, credit insurance is purchased or factoring arrangements put in place.
The amount of information obtained is proportional to the level of exposure being considered. The information is evaluated quantitatively (i.e. credit score) and qualitatively (i.e. judgement) in conjunction with the customer’s credit requirements to determine a credit limit.
Trade receivables are grouped into customer segments that have similar loss patterns to assess credit risk while other receivables and other financial assets are assessed individually. Historical and forward-looking information is considered to determine the appropriate expected credit loss allowance. The Group believes there is no further credit risk provision required in excess of the allowance for expected credit losses (see Note 25, ‘Trade and other receivables’).

Credit enhancements
The Group uses credit enhancements including factoring and credit insurance to minimise the credit risk of the trade receivables in the Group. At 31 December 2019, £250 million (2018 – £240 million) of GSK trade receivables were insured protecting GSK’s trade receivables balance from loss due to credit risks such as default, insolvency and bankruptcy.
Each Group entity assesses the credit risk of its private customers to determine if credit insurance is required.
Factoring arrangements are managed locally by entities and are used to mitigate risk arising from large credit risk concentrations. All factoring arrangements are non-recourse.
Fair value of financial assets and liabilities
The table on page 231 presents the carrying amounts and the fair values of the Group’s financial assets and liabilities at 31 December 2019 and 31 December 2018.
The fair values of the financial assets and liabilities are included at the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.
The following methods and assumptions are used to measure the fair values of significant financial instruments carried at fair value on the balance sheet:

•
Other investments – equity investments traded in an active market determined by reference to the relevant stock exchange quoted bid price; other equity investments determined by reference to the current market value of similar instruments, recent financing rounds or the discounted cash flows of the underlying net assets

•	Trade receivables – based on invoiced amount

•
Interest rate swaps, foreign exchange forward contracts, swaps and options – based on the present value of contractual cash flows or option valuation models using market sourced data (exchange rates or interest rates) at the balance sheet date

•	Company-owned life insurance policies – based on cash surrender value

•	Cash and cash equivalents – based on net asset value of the funds

•	Contingent consideration for business acquisitions and divestments – based on present values of expected future cash flows.

The following methods and assumptions are used to estimate the fair values of significant financial instruments which are not measured at fair value on the balance sheet:

•	Receivables and payables, including put options – approximates to the carrying amount

•	Liquid investments – approximates to the carrying amount

•	Cash and cash equivalents – approximates to the carrying amount

•
Long-term loans – based on quoted market prices (a level 1 fair value measurement) in the case of European and US Medium Term Notes; approximates to the carrying amount in the case of other fixed rate borrowings and floating rate bank loans

•	Short-term loans, overdrafts and commercial paper – approximates to the carrying amount because of the short maturity of these instruments

•	Lease liabilities – approximates to the carrying amount.

	2019			2018
	Notes	Carrying value £m	Fair value £m	Carrying value £m	Fair value £m
Financial assets measured at amortised cost:
Other non-current assets	b	76	76	49	49
Trade and other receivables	b	4,533	4,533	3,761	3,761
Liquid investments		79	79	84	84
Cash and cash equivalents		3,072	3,072	2,338	2,338
Other items in Assets held for sale	b	69	69	47	47
Financial assets measured at fair value through other comprehensive income (FVTOCI):
Other investments designated at FVTOCI	a	1,781	1,781	1,250	1,250
Trade and other receivables	a,b	1,665	1,665	1,687	1,687
Financial assets mandatorily measured at fair value through profit or loss (FVTPL):
Other investments	a	56	56	72	72
Other non-current assets	a,b	787	787	716	716
Trade and other receivables	a,b	44	44	120	120
Held for trading derivatives that are not in a designated and effective hedging relationship	a,d,e	357	357	188	188
Cash and cash equivalents	a	2,142	2,142	2,021	2,021
Derivatives designated and effective as hedging instruments (fair value movements through Other comprehensive income)	a,d,e	167	167	69	69

Total financial assets		14,828	14,828	12,402	12,402

Financial liabilities measured at amortised cost:
Borrowings excluding obligations under lease liabilities:
– bonds in a designated hedging relationship	d	(8,636)	(9,085)	(8,213)	(8,279)
– other bonds		(15,582)	(19,048)	(13,307)	(15,475)
– bank loans and overdrafts		(416)	(416)	(290)	(290)
– commercial paper		(3,586)	(3,586)	(630)	(630)
– other borrowings		(1,038)	(1,038)	(3,556)	(3,556)

Total borrowings excluding lease liabilities	f	(29,258)	(33,173)	(25,996)	(28,230)
Lease liabilities		(1,250)	(1,250)	(68)	(68)

Total borrowings		(30,508)	(34,423)	(26,064)	(28,298)
Trade and other payables	c	(14,177)	(14,177)	(13,338)	(13,338)
Other provisions	c	(94)	(94)	(58)	(58)
Other non-current liabilities	c	(84)	(84)	(149)	(149)
Other items in Assets held for sale	c	(126)	(126)	(167)	(167)
Financial liabilities mandatorily measured at fair value through profit or loss (FVTPL):
Contingent consideration liabilities	a,c	(5,479)	(5,479)	(6,286)	(6,286)
Held for trading derivatives that are not in a designated and effective hedging relationship	a,d,e	(141)	(141)	(23)	(23)
Derivatives designated and effective as hedging instruments (fair value movements through Other comprehensive income)	a,d,e	(48)	(48)	(105)	(105)

Total financial liabilities		(50,657)	(54,572)	(46,190)	(48,424)

Net financial assets and financial liabilities		(35,829)	(39,744)	(33,788)	(36,022)

The valuation methodology used to measure fair value in the above table is described and categorised on page 230.
Trade and other receivables, Other
non-current
assets, Trade and other payables, Other provisions, Other
non-current
liabilities, Contingent consideration liabilities and Other items in Assets held for sale are reconciled to the relevant Notes on pages 233 and 234.
Cash and cash equivalents in the table above include £507 million reported in Assets held for sale (see Note 27, ‘Assets held for sale’).

Fair value of investments in GSK shares
At 31 December 2019, the Employee Share Ownership Plan (ESOP) Trusts held GSK shares with a carrying value of £135 million (2018 – £161 million) and a market value of £647 million (2018 – £619 million) based on quoted market price. The shares are held by the ESOP Trusts to satisfy future exercises of options and awards under employee incentive schemes. In 2019, the carrying value, which is the lower of cost or expected proceeds, of these shares has been recognised as a deduction from other reserves. At 31 December 2019, GSK held Treasury shares at a cost of £5,505 million (2018 – £5,800 million) which has been deducted from retained earnings.
(a) Financial instruments held at fair value
The following tables categorise the Group’s financial assets and liabilities held at fair value by the valuation methodology applied in determining their fair value. Where possible, quoted prices in active markets are used (Level 1). Where such prices are not available, the asset or liability is classified as Level 2, provided all significant inputs to the valuation model used are based on observable market data. If one or more of the significant inputs to the valuation model is not based on observable market data, the instrument is classified as Level 3. Other investments classified as Level 3 in the tables below comprise equity investments in unlisted entities with which the Group has entered into research collaborations and also investments in emerging life science companies.

At 31 December 2019	Level 1 £m	Level 2 £m	Level 3 £m	Total £m
Financial assets at fair value
Financial assets measured at fair value through other comprehensive income (FVTOCI):
Other investments designated at FVTOCI	1,128	—	653	1,781
Trade and other receivables	—	1,665	—	1,665
Financial assets mandatorily measured at fair value through profit or loss (FVTPL):
Other investments	—	—	56	56
Other non-current assets	—	743	44	787
Trade and other receivables	—	44	—	44
Held for trading derivatives that are not in a designated and effective hedging relationship	—	353	4	357
Cash and cash equivalents	2,142	—	—	2,142
Derivatives designated and effective as hedging instruments (fair value movements through OCI)	—	167	—	167

	3,270	2,972	757	6,999

Financial liabilities at fair value
Financial liabilities mandatorily measured at fair value through profit or loss (FVTPL):
Contingent consideration liabilities	—	—	(5,479)	(5,479)
Held for trading derivatives that are not in a designated and effective hedging relationship	—	(141)	—	(141)
Derivatives designated and effective as hedging instruments (fair value movements through OCI)	—	(48)	—	(48)

	—	(189)	(5,479)	(5,668)

At 31 December 2018	Level 1 £m	Level 2 £m	Level 3 £m	Total £m
Financial assets at fair value
Financial assets at fair value through other comprehensive income (FVTOCI):
Other investments designated at FVTOCI	656	—	594	1,250
Trade and other receivables	—	1,687	—	1,687
Financial assets mandatorily measured at fair value through profit or loss (FVTPL):
Other investments	—	—	72	72
Other non-current assets	—	675	41	716
Trade and other receivables	—	79	41	120
Held for trading derivatives that are not in a designated and effective hedging relationship	—	182	6	188
Cash and cash equivalents	2,021	—	—	2,021
Derivatives designated and effective as hedging instruments (fair value movements through OCI)	—	69	—	69

	2,677	2,692	754	6,123

Financial liabilities at fair value
Financial liabilities mandatorily measured at fair value through profit or loss (FVTPL):
Contingent consideration liabilities	—	—	(6,286)	(6,286)
Held for trading derivatives that are not in a designated and effective hedging relationship	—	(23)	—	(23)
Derivatives designated and effective as hedging instruments (fair value movements through OCI)	—	(105)	—	(105)

	—	(128)	(6,286)	(6,414)

Movements in the year for financial instruments measured using Level 3 valuation methods are presented below:

	2019 £m	2018 £m
At 1 January	(5,532)	(5,657)
Net losses recognised in the income statement	(103)	(1,229)
Net gains recognised in other comprehensive income	31	146
Settlement of contingent consideration liabilities	893	1,137
Settlement of contingent consideration receivables	(42)	(42)
Additions	241	381
Disposals and settlements	(33)	(27)
Transfers from Level 3	(174)	(241)
Other movements	(3)	—

At 31 December	(4,722)	(5,532)

Net losses of £103 million (2018 – £1,229 million) attributable to Level 3 financial instruments which were recognised in the income statement included net losses of £97 million (2018 – £1,229 million) in respect of financial instruments which were held at the end of the year. Losses of £105 million (2018 – £1,229 million) were reported in Other operating income and gains of £2 million (2018 – £nil) were reported in Finance income. Charges of £31 million (2018 – £1,188 million) arose from remeasurement of the contingent consideration payable for the acquisition of the former Shionogi-ViiV Healthcare joint venture and £67 million (2018 – £56 million) arose from remeasurement of the contingent consideration payable for the acquisition of the Novartis Vaccines business. Net gains of £31 million (2018 – £146 million) attributable to Level 3 financial instruments reported in Other comprehensive income as Fair value movements on equity investments included net gains of £38 million (2018 – net gains of
£140 million) in respect of financial instruments held at the end of the year, of which net gains of £174 million (2018 – net gains of £98 million) arose prior to transfer from Level 3 on equity investments which transferred to a Level 1 valuation methodology as a result of listing on a recognised stock exchange during the year. Net gains and losses include the impact of exchange movements.
Financial liabilities measured using Level 3 valuation methods at 31 December included £5,103 million (2018 – £5,937 million) in respect of contingent consideration payable for the acquisition in 2012 of the former Shionogi-ViiV Healthcare joint venture. This consideration is expected to be paid over a number of years and will vary in line with the future performance of specified products and movements in certain foreign currencies. They also included £339 million (2018 – £296 million) in respect of contingent consideration for the acquisition in 2015 of the Novartis Vaccines business. This consideration is expected to be paid over a number of years and will vary in line with the future performance of specified products, the achievement of certain milestone targets and movements in certain foreign currencies. Sensitivity analysis on these balances is provided in Note 32, ‘Contingent consideration liabilities’.

(b) Trade and other receivables, Other
non-current
assets and other items in Assets held for sale in scope of IFRS 9
The following table reconciles financial instruments within Trade and other receivables, Other non-current
assets and other items in Assets held for sale which fall within the scope of IFRS 9 to the relevant balance sheet amounts. The financial assets are predominantly non-interest
earning. Financial instruments within the Other
non-current
assets balance include company-owned life insurance policies.
Non-financial
instruments include tax receivables, pension surplus balances and prepayments, which are outside the scope of IFRS 9.

	2019						2018
	At FVTPL £m	At FVTOCI £m	Amortised cost £m	Financial instruments £m	Non- financial instruments £m	Total £m	At FVTPL £m	At FVTOCI £m	Amortised cost £m	Financial instruments £m	Non- financial instruments £m	Total £m
Trade and other receivables (Note 25)	44	1,665	4,533	6,242	960	7,202	120	1,687	3,761	5,568	855	6,423
Other non-current assets (Note 23)	787	—	76	863	157	1,020	716	—	49	765	811	1,576
Other items in Assets held for sale (Note 27)	—	—	69	69	22	91	—	—	47	47	37	84

	831	1,665	4,678	7,174	1,139	8,313	836	1,687	3,857	6,380	1,703	8,083

(c) Trade and other payables, Other provisions, Other
non-current
liabilities, Contingent consideration liabilities and other items in Assets held for sale in scope of IFRS 9
The following table reconciles financial instruments within Trade and other payables, Other provisions, Other non-current
liabilities, Contingent consideration liabilities and other items in Assets held for sale which fall within the scope of IFRS 9 to the relevant balance sheet amounts. The financial liabilities are predominantly non-interest
bearing. Accrued wages and salaries are included within financial liabilities.
Non-financial
instruments includes payments on account, tax and social security payables and provisions which do not arise from contractual obligations to deliver cash or another financial asset, which are outside the scope of IFRS 9.

	2019					2018
	At FVTPL £m	Amortised cost £m	Financial instruments £m	Non- financial instruments £m	Total £m	At FVTPL £m	Amortised cost £m	Financial instruments £m	Non- financial instruments £m	Total £m
Trade and other payables (Note 28)	—	(14,177)	(14,177)	(762)	(14,939)	—	(13,338)	(13,338)	(699)	(14,037)
Other provisions (Note 31)	—	(94)	(94)	(1,197)	(1,291)	—	(58)	(58)	(1,365)	(1,423)
Other non-current liabilities (Note 33)	—	(84)	(84)	(760)	(844)	—	(149)	(149)	(789)	(938)
Contingent consideration liabilities (Note 32)	(5,479)	—	(5,479)	—	(5,479)	(6,286)	—	(6,286)	—	(6,286)
Other items in Assets held for sale (Note 27)	—	(126)	(126)	(87)	(213)	—	(167)	(167)	(53)	(220)

	(5,479)	(14,481)	(19,960)	(2,806)	(22,766)	(6,286)	(13,712)	(19,998)	(2,906)	(22,904)

(d) Derivative financial instruments and hedging programmes
Derivatives are only used for economic hedging purposes and not as speculative investments and are classified as ‘held for trading’, other than designated and effective hedging instruments, and are presented as current assets or liabilities if they are expected to be settled within 12 months after the end of the reporting period, otherwise they are classified as non-current.
The Group has the following derivative financial instruments:

	2019 Fair value		2018 Fair value
	Assets £m	Liabilities £m	Assets £m	Liabilities £m
Non-current
Cash flow hedges – Interest rate swap contracts (principal amount – £850 million (2018 – £1,267 million))	1	—	—	(1)
Net investment hedges – Cross currency swaps (principal amount – £1,514 million (2018 – £1,575 million))	98	—	64	—

Current
Cash flow hedges – Interest rate swap contracts (principal amount – £637 million (2018 – £nil))	—	(1)	—	—
Cash flow hedges – Foreign exchange contracts (principal amount – £1,746 million (2018 – £1,809 million))	24	(17)	1	(56)
Net investment hedges – Foreign exchange contracts (principal amount – £9,376 million (2018 – £7,316 million))	44	(30)	4	(48)

Derivatives designated and effective as hedging instruments	167	(48)	69	(105)

Non-current
Embedded and other derivatives	4	(1)	4	—

Current
Foreign exchange contracts (principal amount – £18,856 million (2018 – £18,537 million))	103	(140)	82	(23)
Embedded and other derivatives	250	—	102	—

Derivatives classified as held for trading	357	(141)	188	(23)

Total derivative instruments	524	(189)	257	(128)

Fair value hedges
At 31 December 2019, the Group had no designated fair value hedges.
Net investment hedges
At 31 December 2019, certain foreign exchange contracts were designated as net investment hedges in respect of the foreign currency translation risk arising on consolidation of the Group’s net investment in its European (Euro), Singaporean (SGD), Indian (INR) and Japanese (JPY) foreign operations as shown in the table above.
The carrying value of bonds on page 231 included £8,636 million (2018 – £8,213 million) that were designated as hedging instruments in net investment hedges.
Cash flow hedges
During 2018 and 2019, the Group entered into forward foreign exchange contracts which have been designated as cash flow hedges. These were entered into to hedge the foreign exchange exposure arising on cash flows from Euro denominated coupon payments relating to notes issued under the Group’s European Medium Term Note programme, on the buyout of Novartis’
non-controlling
interest in the Consumer Healthcare Joint Venture in 2018, on the planned divestment of Horlicks and other nutrition brands in 2019 and on refinancing existing debt maturities.
The Group manages its cash flow interest rate risk by using
floating-to-fixed
interest rate swaps. In addition, the Group carries a balance in reserves that arose from pre-hedging
fluctuations in long-term interest rates when pricing bonds issued in prior years and in the current year. The balance is reclassified to finance costs over the life of these bonds.
Foreign exchange risk
In the current year, the Group has designated certain foreign exchange forward contracts and swaps as cash flow and net investment hedges. Foreign exchange derivative financial assets and liabilities are presented in the line ‘Derivative financial instruments’ (either as assets or liabilities) on the Consolidated balance sheet. The following tables detail the foreign exchange forward contracts and swaps outstanding at the end of the reporting period, as well as information on the related hedged items. The notional value of foreign exchange forward contracts and swaps is the absolute total of outstanding positions at the balance sheet date.
Hedge effectiveness is determined at the inception of the hedge relationship, and through periodic prospective effectiveness assessments to ensure that an economic relationship exists between the hedged item and hedging instrument. The Group enters into hedge relationships where the critical terms of the hedging instrument match exactly with the terms of the hedged item, and so a qualitative assessment of effectiveness is performed. If changes in circumstances affect the terms of the hedged item such that the critical terms no longer match exactly with the critical terms of the hedging instrument, the Group uses the hypothetical derivative method to assess effectiveness.
The main source of hedge ineffectiveness in these hedging relationships is the effect of the counterparty and the Group’s own credit risk on the fair value of the foreign exchange forward contracts and swaps, which is not reflected in the fair value of the hedged item attributable to changes in foreign exchange rates and ineffectiveness on rolling the cash flow hedges of the divestments mentioned above. No other sources of ineffectiveness emerged from these hedging relationships. Ineffectiveness to be recorded from cash flow hedges amounted to £7 million in 2019 (2018 – £nil). No ineffectiveness was recorded from net investments hedges (2018 – £nil).
Included in the table below under ‘Borrowings’ are bonds with notional value of US$2 billion that have been swapped to fixed interest rate EUR debt with a cross currency interest rate swap.

	2019
Hedging instruments	Average exchange rate	Foreign currency	Notional value £m	Carrying value £m
Cash flow hedges
Foreign exchange contracts
Buy foreign currency:
3 to 6 months	1.14	EUR	47	(1)
Over 6 months	1.15	EUR	23	—
Sell foreign currency:
Less than 3 months	93.85	INR/GBP	999	5
Less than 3 months	52.82	INR/SGD	677	3

			1,746	7

	2019
Hedging instruments	Average exchange rate	Foreign currency	Notional value £m	Carrying value £m
Net investment hedges
Foreign exchange contracts
Sell foreign currency:
Less than 3 months	1.18	EUR	8,250	2
Less than 3 months	1.77	SGD	471	3
Less than 3 months	92.23	INR	239	6
Less than 3 months	142.26	JPY	416	3
Borrowings (including cross currency interest rate swaps):
3 to 6 months		EUR	638	(638)
Over 6 months		EUR	7,914	(7,998)

			17,928	(8,622)

	2019
	Periodic change in value for calculating hedge ineffectiveness	Cumulative balance in cash flow hedge reserve/foreign currency translation reserve for continuing hedges
Hedged items	£m	£m
Cash flow hedges
Variability in cash flows from a highly probable forecast transaction	(7)	(42)
Variability in cash flows from foreign exchange exposure arising on Euro denominated coupon payments relating to debt issued	(1)	1
Net investment hedges
Net investment in foreign operations	(987)	(1,080)

There are no balances in the cash flow hedge reserve arising from hedging relationships for which hedge accounting is no longer applied.

	2018
Hedging instruments	Average exchange rate	Foreign currency	Notional value £m	Carrying value £m
Cash flow hedges
Foreign exchange contracts
Buy foreign currency:
3 to 6 months	1.13	EUR	26	1
Sell foreign currency:
Over 6 months	96.40	INR	1,783	(56)

			1,809	(55)

Net investment hedges
Foreign exchange contracts
Sell foreign currency:
Less than 3 months	1.11	EUR	6,933	(40)
Over 6 months	1.11	EUR	383	(4)
Borrowings (including cross currency interest rate swaps):
Over 6 months		EUR	8,155	(8,213)

			15,471	(8,257)

	2018
	Periodic change in value for calculating hedge ineffectiveness	Cumulative balance in cash flow hedge reserve/foreign currency translation reserve for continuing hedges
Hedged items	£m	£m
Cash flow hedges
Variability in cash flows from a highly probable forecast transaction	56	(49)
Variability in cash flows from foreign exchange exposure arising on Euro denominated coupon payments relating to debt issued	(1)	1
Net investment hedges
Net investment in European foreign operations	286	(2,067)

There are no balances in the cash flow hedge reserve arising from hedging relationships for which hedge accounting is no longer applied.
The following table details the effectiveness of the hedging relationships and the amounts reclassified from the hedging reserve to profit or loss:

	2019
				Amount reclassified to profit or loss
	Hedging gains/(losses) recognised in reserves	Amount of hedge ineffectiveness recognised in profit or loss	Line item in profit or loss in which hedge ineffectiveness is included	Hedged future cash flows no longer expected to occur	As hedged item affects profit or loss	Line item in which reclassification adjustment is included
	£m	£m		£m	£m
Cash flow hedges
Variability in cash flows from a highly probable forecast transaction	—	(7)	Other operating income/ (expense)	—	—	Other operating income/ (expense)
Variability in cash flows from foreign exchange exposure arising on Euro denominated coupon payments relating to debt issued	1	—	Finance income/ (expense)	—	—	Finance income/ (expense)

Net investment hedges
Net investment in foreign operations	987	—	Finance income/ (expense)	—	—	Finance income/ (expense)

The following table details the effectiveness of the hedging relationships and the amounts reclassified from the hedging reserve to profit or loss:

	2018
				Amount reclassified to profit or loss
	Hedging gains/(losses) recognised in reserves	Amount of hedge ineffectiveness recognised in profit or loss	Line item in profit or loss in which hedge ineffectiveness is included	Hedged future cash flows no longer expected to occur	As hedged item affects profit or loss	Line item in which reclassification adjustment is included
	£m	£m		£m	£m
Cash flow hedges
Variability in cash flows from a highly probable forecast transaction	127	—	Other operating income/ (expense)	—	(176)	Other operating income/ (expense)

Variability in cash flows from foreign exchange exposure arising on Euro denominated coupon payments relating to debt issued	1	—	Finance income/ (expense)	—	—	Finance income/ (expense)

Net investment hedges
Net investment in European foreign operations	(286)	—	Finance income/ (expense)	—	—	Finance income/ (expense)

Interest rate risk
The Group manages its cash flow interest rate risk by using
floating-to-fixed
interest rate swaps, where at quarterly intervals the difference between fixed contract rates and floating rate interest amounts calculated by reference to the agreed notional principal amounts are exchanged.
The interest rate swap contracts, exchanging floating rate interest for fixed interest, have been designated as cash flow hedges to hedge the variability of the interest cash flows associated with floating rate debt relating to notes issued under the Group’s European Medium Term Note programme. The interest rate swaps and the interest payments on the loan occur simultaneously and the amount accumulated in equity is reclassified to profit or loss over the period that the floating rate interest payments affect profit or loss.
The critical terms of the interest rate swap contracts and their corresponding hedged items are the same. A qualitative assessment of effectiveness is performed and it is expected that the value of the interest rate swap contracts and the value of the corresponding hedged items will systematically change in opposite directions in response to movements in the underlying interest rates. The main sources of ineffectiveness in these hedge relationships are the effects of the Group’s own credit risk on the fair value of the interest rate swap contracts, which are not reflected in the fair value of the hedged item attributable to the change in interest rates. No other sources of ineffectiveness emerged from these hedging relationships.
The following tables provide information regarding interest rate swap contracts outstanding and the related hedged items at 31 December 2019 and 31 December 2018. Interest rate swap contract assets and liabilities are presented in the line ‘Derivative financial instruments’ (either as assets or liabilities) on the Consolidated balance sheet.

	2019
	Average contracted fixed rate	Notional principal value	Change in fair value for recognising hedge ineffectiveness	Fair value assets/ (liabilities)
Hedging instruments	%	£m	£m	£m
Less than 1 year	0.11	637	—	(1)
1 to 2 years	0.13	1,418	(6)	33

	2019
	Change in value used for calculating hedge ineffectiveness	Balance in cash flow hedge reserve for continuing hedges
Hedged items	£m	£m
Variable rate borrowings	6	4

	2018
	Average contracted fixed rate	Notional principal value	Change in fair value for recognising hedge ineffectiveness	Fair value assets/ (liabilities)
Hedging instruments	%	£m	£m	£m
1 to 2 years	0.11	676	—	(1)
2 to 5 years	0.16	591	—	23

	2018
	Change in value used for calculating hedge ineffectiveness	Balance in cash flow hedge reserve for continuing hedges
Hedged items	£m	£m
Variable rate borrowings	3	(3)

The following table details the effectiveness of the hedging relationships and the amounts reclassified from the hedging reserve to profit or loss:

	2019
					Amount reclassified to profit or loss
	Hedging gains/(losses) recognised in reserves	Amount of hedge ineffectiveness recognised in profit or loss	Line item in profit or loss in which hedge ineffectiveness is included		Hedged future cash flows no longer expected to occur	As hedged item affects profit or loss	Line item in which reclassification adjustment is included
	£m	£m			£m	£m
Cash flow hedges
Variability in cash flows	(7)	—	Finance income/ (expense	)	—	(2)	Finance income/ (expense	)
Pre-hedging of long-term interest rates	(12)	—	Finance income/ (expense	)	—	3	Finance income/ (expense	)

	2018
					Amount reclassified to profit or loss
	Hedging gains/(losses) recognised in reserves	Amount of hedge ineffectiveness recognised in profit or loss	Line item in profit or loss in which hedge ineffectiveness is included		Hedged future cash flows no longer expected to occur	As hedged item affects profit or loss	Line item in which reclassification adjustment is included
	£m	£m			£m	£m
Cash flow hedges
Variability in cash flows	(3)	—	Finance income/ (expense	)	—	(2)	Finance income/ (expense	)
Pre-hedging of long-term interest rates	15	—	Finance income/ (expense	)	—	3	Finance income/ (expense	)

(e) Offsetting of financial assets and liabilities
Financial assets and liabilities are offset and the net amount reported in the balance sheet where there is a legally enforceable right to offset the recognised amounts, and there is an intention to settle on a net basis or realise the asset and settle the liability simultaneously. There are also arrangements that do not meet the criteria for offsetting but still allow for the related amounts to be offset in certain circumstances, such as bankruptcy or the termination of a contract.
The following tables set out the financial assets and liabilities that are offset, or subject to enforceable master netting arrangements and other similar agreements but not offset, as at 31 December 2019 and 31 December 2018. The column ‘Net amount’ shows the impact on the Group’s balance sheet if all offset rights were exercised.

	Gross financial assets/ (liabilities)	Financial (liabilities)/ assets offset	Net financial assets/ (liabilities)	Related amounts not offset	Net amount
At 31 December 2019	£m	£m	£m	£m	£m
Financial assets
Trade and other receivables	6,246	(4)	6,242	(62)	6,180
Derivative financial instruments	524	—	524	(131)	393

Financial liabilities
Trade and other payables	(14,181)	4	(14,177)	62	(14,115)
Derivative financial instruments	(189)	—	(189)	131	(58)

At 31 December 2018	Gross financial assets/ (liabilities) £m	Financial (liabilities)/ assets offset £m	Net financial assets/ (liabilities) £m	Related amounts not offset £m	Net balance £m
Financial assets
Trade and other receivables	5,568	—	5,568	(37)	5,531
Derivative financial instruments	257	—	257	(62)	195

Financial liabilities
Trade and other payables	(13,338)	—	(13,338)	37	(13,301)
Derivative financial instruments	(128)	—	(128)	62	(66)

Amounts which do not meet the criteria for offsetting on the balance sheet but could be settled net in certain circumstances principally relate to derivative transactions under ISDA (International Swaps and Derivatives Association) agreements where each party has the option to settle amounts on a net basis in the event of default of the other party. As there is presently not a legally enforceable right of offset, these amounts have not been offset in the balance sheet, but have been presented separately in the table above.
(f) Debt interest rate repricing table
The following table sets out the exposure of the Group to interest rates on debt, including commercial paper. The maturity analysis of fixed rate debt is stated by contractual maturity and of floating rate debt by interest rate repricing dates. For the purpose of this table, debt is defined as all classes of borrowings other than lease liabilities.

	2019	2018
	Total
	debt	Total
	£m	£m
Floating and fixed rate debt less than one year	(6,678)	(5,769)
Between one and two years	(3,235)	(1,757)
Between two and three years	(2,643)	(1,570)
Between three and four years	(2,308)	(1,568)
Between four and five years	(1,595)	(2,010)
Between five and ten years	(5,904)	(5,833)
Greater than ten years	(6,895)	(7,489)

Total	(29,258)	(25,996)

Original issuance profile:
Fixed rate interest	(21,763)	(20,322)
Floating rate interest	(7,495)	(5,635)

Total interest bearing	(29,258)	(25,957)
Non-interest bearing	—	(39)

	(29,258)	(25,996)

(g) Sensitivity analysis
The tables below illustrate the estimated impact on the income statement and equity as a result of hypothetical market movements in foreign exchange and interest rates in relation to the Group’s financial instruments. The range of variables chosen for the sensitivity analysis reflects management’s view of changes which are reasonably possible over a one-year
period.
Foreign exchange sensitivity
The Group operates internationally and is primarily exposed to foreign exchange risk in relation to Sterling against movements in US Dollar, Euro and Japanese Yen. Foreign exchange risk arises from the translation of financial assets and liabilities which are not in the functional currency of the entity that holds them. Based on the Group’s net financial assets and liabilities as at 31 December, a weakening and strengthening of Sterling against these currencies, with all other variables held constant, is illustrated in the tables below. The tables exclude financial instruments that expose the Group to foreign exchange risk where this risk is fully hedged with another financial instrument.

	2019	2018
Income statement impact of non-functional currency foreign exchange exposures	Increase/ (decrease) in income £m	Increase/ (decrease) in income £m
10 cent appreciation of the US Dollar	3	36
10 cent appreciation of the Euro	(29)	(7)
10 yen appreciation of the Yen	—	15

	2019	2018
Income statement impact of non-functional currency foreign exchange exposures	Increase/ (decrease) in income £m	Increase/ (decrease) in income £m
10 cent depreciation of the US Dollar	(3)	(30)
10 cent depreciation of the Euro	25	6
10 yen depreciation of the Yen	—	(13)

The equity impact, shown below, for foreign exchange sensitivity relates to derivative and non-derivative
financial instruments hedging the Group’s net investments in its European (Euro) foreign operations and cash flow hedges of its foreign exchange exposure arising on Euro denominated coupon payments relating to notes issued under the Group’s European Medium Term Note programme.

	2019	2018
Equity impact of non-functional currency foreign exchange exposures	Increase/ (decrease) in equity £m	Increase/ (decrease) in equity £m
10 cent appreciation of the Euro	(1,561)	(1,307)

	2019	2018
Equity impact of non-functional currency foreign exchange exposures	Increase/ (decrease) in equity £m	Increase/ (decrease) in equity £m
10 cent depreciation of the Euro	1,316	1,091

The tables below present the Group’s sensitivity to a weakening and strengthening of Sterling against the relevant currency based on the composition of net debt as shown in Note 29 adjusted for the effects of foreign exchange derivatives that are not part of net debt but affect future foreign currency cash flows.

	2019	2018
Impact of foreign exchange movements on net debt	(Increase)/ decrease in net debt £m	(Increase)/ decrease in net debt £m
10 cent appreciation of the US Dollar	(1,051)	(714)
10 cent appreciation of the Euro	74	(60)
10 yen appreciation of the Yen	(5)	15

	2019	2018
Impact of foreign exchange movements on net debt	(Increase)/ decrease in net debt £m	(Increase)/ decrease in net debt £m
10 cent depreciation of the US Dollar	903	610
10 cent depreciation of the Euro	(63)	50
10 yen depreciation of the Yen	5	(13)

Interest rate sensitivity
The Group is exposed to interest rate risk on its outstanding borrowings and investments where any changes in interest rates will affect future cash flows or the fair values of financial instruments.
The majority of debt is issued at fixed interest rates and changes in the floating rates of interest do not significantly affect the Group’s net interest charge, although the majority of cash and liquid investments earn floating rates of interest.
The table below hypothetically shows the Group’s sensitivity to changes in interest rates in relation to Sterling, US Dollar and Euro floating rate financial assets and liabilities. If the interest rates applicable to floating rate financial assets and liabilities were to have increased by 1% (100 basis points), and assuming other variables had remained constant, it is estimated that the Group’s finance income for 2019 would have decreased by approximately £9 million (2018 – £13 million decrease). A 1% (100 basis points) movement in interest rates is not deemed to have a material effect on equity.

	2019	2018
Income statement impact of interest rate movements	Increase/ (decrease) in income £m	Increase/ (decrease) in income £m
1% (100 basis points) increase in Sterling interest rates	14	(2)
1% (100 basis points) increase in US Dollar interest rates	(4)	1
1% (100 basis points) increase in Euro interest rates	(19)	(12)

(h) Contractual cash flows for
non-derivative
financial liabilities and derivative instruments
The following tables provide an analysis of the anticipated contractual cash flows including interest payable for the Group’s non-derivative
financial liabilities on an undiscounted basis. For the purpose of this table, debt is defined as all classes of borrowings except for lease liabilities. Interest is calculated based on debt held at 31 December without taking account of future issuance. Floating rate interest is estimated using the prevailing interest rate at the balance sheet date. Cash flows in foreign currencies are translated using spot rates at 31 December.

At 31 December 2019	Debt £m	Interest on debt £m	Lease liabilities £m	Finance charge on lease liabilities £m	Trade payables and other liabilities not in net debt £m	Total £m
Due in less than one year	(6,678)	(780)	(240)	(41)	(14,952)	(22,691)
Between one and two years	(3,232)	(742)	(227)	(36)	(912)	(5,149)
Between two and three years	(2,651)	(667)	(119)	(30)	(806)	(4,273)
Between three and four years	(2,318)	(600)	(105)	(23)	(835)	(3,881)
Between four and five years	(1,607)	(559)	(93)	(19)	(799)	(3,077)
Between five and ten years	(5,946)	(2,276)	(296)	(52)	(3,131)	(11,701)
Greater than ten years	(6,976)	(3,328)	(170)	(22)	(984)	(11,480)

Gross contractual cash flows	(29,408)	(8,952)	(1,250)	(223)	(22,419)	(62,252)

Contractual cash flows in respect of operating lease vacant space provisions at 31 December 2018 are excluded from the table below.

At 31 December 2018	Debt £m	Interest on debt £m	Obligations under finance leases £m	Finance charge on obligations under finance leases £m	Trade payables and other liabilities not in net debt £m	Total £m
Due in less than one year	(5,771)	(714)	(24)	(5)	(14,278)	(20,792)
Between one and two years	(1,775)	(708)	(18)	(2)	(1,107)	(3,610)
Between two and three years	(1,592)	(675)	(11)	(2)	(902)	(3,182)
Between three and four years	(1,592)	(620)	(6)	(1)	(851)	(3,070)
Between four and five years	(1,970)	(567)	(3)	(1)	(826)	(3,367)
Between five and ten years	(5,875)	(2,370)	(6)	(5)	(3,748)	(12,004)
Greater than ten years	(7,579)	(3,764)	—	—	(1,468)	(12,811)

Gross contractual cash flows	(26,154)	(9,418)	(68)	(16)	(23,180)	(58,836)

Anticipated contractual cash flows for the repayment of debt and debt interest have increased by £2.8 billion over the year primarily due to funding of the acquisition of Tesaro.
The table below provides an analysis of the anticipated contractual cash flows for the Group’s derivative instruments excluding equity options which do not give rise to cash flows, and other embedded derivatives, which are not material, using undiscounted cash flows. Cash flows in foreign currencies are translated using spot rates at 31 December. The gross cash flows of foreign exchange contracts are presented for the purpose of this table although, in practice, the Group uses standard settlement arrangements to reduce its liquidity requirements on these instruments.
Cash flows on interest rate swaps are not shown in the table below as they are not significant.

	2019				2018
	Gross cash inflows		Gross cash ouflows		Gross cash inflows		Gross cash outflows
	Cross currency interest rate swaps	Foreign exchange forward contracts and swaps	Cross currency interest rate swaps	Foreign exchange forward contracts and swaps	Cross currency interest rate swaps	Foreign exchange forward contracts and swaps	Cross currency interest rate swaps	Foreign exchange forward contracts and swaps
	£m	£m	£m	£m	£m	£m	£m	£m
Due in less than one year	33	33,273	(2)	(33,290)	49	26,680	(3)	(26,802)
Between one and two years	1,529	—	(1,430)	—	48	—	(2)	—
Between two and three years	—	—	—	—	1,599	—	(1,515)	—

Gross contractual cash flows	1,562	33,273	(1,432)	(33,290)	1,696	26,680	(1,520)	(26,802)

The amounts in Gross cash inflows and outflows under Foreign exchange forward contracts and swaps in less than one year have increased compared with 31 December 2018 predominantly from increased levels of net investment hedging and hedging increased levels of external and internal commercial paper balances.